UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                 August 1, 2006

                              DELEK RESOURCES, INC.
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)

           Florida                      333-40799                 84-1346897
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

  1224 Washington Avenue, Miami Beach,                          Florida 33139
(Address of principal executive offices)                          (Zip code)

                                 (305) 531-1174
                                 --------------
               Registrant's telephone number, including area code:

                            The Havana Republic, Inc.
                            -------------------------
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

      On August 1, 2006, Delek Resources, Inc., a Florida corporation (the "Company"), entered into a Securities Purchase Agreement with Cornell Capital Partners, LP. Pursuant to the Securities Purchase Agreement, the Company shall issue secured convertible debentures to Cornell Capital Partners in the original principal amount of $2,000,000, of which $1,000,000 will be funded following the execution of the Securities Purchase Agreement and $1,000,000 will be funded two business days prior to the date a registration statement is filed with the U.S. Securities and Exchange Commission. The secured convertible debenture in the amount of $1,000,000 issued to Cornell Capital Partners, LP on August 1, 2006 has a 36-month term, accrues annual interest of 10%, and can be converted, at the holder's option, at a conversion price equal to either (a) $0.216 or (b) ninety five percent (95%) of the lowest Volume Weighted Average Price of the Company's common stock during the thirty (30) trading days immediately preceding the conversion date as quoted by Bloomberg, LP. The debenture may be redeemed by the Company at any time, in whole or in part. If on the date of redemption, the closing price of the Company's common stock is greater than the conversion price in effect, the Company shall pay a redemption premium of 20% of the amount redeemed in addition to such redemption. Upon redemptions, the Company shall issue to Cornell Capital Partners, LP warrants to purchase 25,000 shares of Common stock at an exercise price of the of 120% of the bid price of the Company's common stock on the closing date, as quoted by Bloomberg, LP., for every $100,000 redeemed. The secured convertible debenture is secured by substantially all the assets of the Company. The second convertible debentures to be issued prior to the date of the filing of a registration statement by the Company shall have the same terms, as described above.

      In connection with the Securities Purchase Agreement, the Company issued two warrants to Cornell Capital Partners, LP. The first warrant issued to Cornell Capital Partners for 4,500,000 shares of the Company's common stock has an exercise price equal to $0.18, which may be adjusted under the terms of the warrant. The second warrant to Cornell Capital Partners for 4,500,000 shares of the Company's common stock has an exercise price equal to $0.27, which may be as adjusted under the terms of the warrant. The warrants have a term of five years and shall expire on from August 1, 2011.

Item 3.02. Unregistered Sales of Equity Securities.

      See Item 1.01 above.

Item 9.01. Financial Statements and Exhibits.

      (a) Not applicable

      (b) Not applicable

      (c) Exhibit No. Description

Exhibit        Description                                     Location
------------   ---------------------------------------------   -----------------
Exhibit 10.1   Securities Purchase Agreement dated as of       Provided herewith
               August 1, 2006 between the Company and
               Cornell Capital Partners, LP

Exhibit 10.2   Investor Registration Rights Agreement dated    Provided herewith
               as of August 1, 2006 between the Company and Cornell Capital Partners, LP

Exhibit 10.3   Security Agreement dated as of August 1, 2006   Provided herewith
               between the Company and Cornell Capital
               Partners, LP

Exhibit 10.4   Insider Pledge and Escrow Agreement dated       Provided herewith
               August 1, 2006 among Leonard Sternheim,
               Cornell Capital Partners, LP, and David
               Gonzalez, Esq.


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

Exhibit        Description                                     Location
------------   ---------------------------------------------   -----------------
Exhibit 10.5   Secured Convertible Debenture dated as of       Provided herewith
               August 1, 2006 issued to Cornell Capital
               Partners, LP

Exhibit 10.6   Warrant dated as of August 1, 2006 issued to    Provided herewith
               Cornell Capital Partners, LP

Exhibit 10.7   Warrant dated as of August 1, 2006 issued to    Provided herewith
               Cornell Capital Partners, LP


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2006                    DELEK RESOURCES, INC.


                                        By: /s/ Leonard Sternheim
                                            ------------------------------------
                                        Name: Leonard  Sternheim
                                        Title: Chief Executive Officer and
                                               President


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